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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) October 6, 1997 (September 30, 1997)


                         BRISTOL RETAIL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-21633                  58-2235556
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(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)


5000 Birch Street, Suite 205, Newport Beach, California             92660
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      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (714) 475-0800


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1) Bristol Retail Solutions, Inc. ("Bristol") has dismissed its former principal accountants, Ernst & Young LLP, and appointed the accounting firm of Deloitte & Touche LLP as its principal accountants. The change was made effective September 30, 1997. Bristol's Board of Directors approved the dismissal of Ernst & Young LLP and the selection of Deloitte Touche LLP as the new principal accountants.

         (a)(2) During the period from inception (April 3, 1996) to December 31, 1996 and each subsequent interim period preceding September 30, 1997, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

                  The Ernst & Young LLP report on the financial statements of Bristol for the period from inception (April 3, 1996) to December 31, 1996 contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Exhibits. The following exhibits are filed as part of this report:


                  Exhibit
                  Number         Description
                  ------         -----------

                   16.1 Letter from Ernst & Young LLP on changes in certifying accountant


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  BRISTOL RETAIL SOLUTIONS, INC.
                                                  (Registrant)


Date:  October 6, 1997                            By: /s/ ROGER MONACO
                                                      --------------------------
                                                      Roger Monaco, Senior Vice
                                                      President and Chief
                                                      Financial Officer


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